UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2012

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Adams Street

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2012, Ms. Deborah M. Fretz informed GATX Corporation (the “Company”) that she will be retiring from the Board of Directors of the Company and will not stand for re-election at the Company’s next annual meeting of shareholders. As Ms. Fretz completes her term on the Board, the Company wishes to express its appreciation for her many contributions and years of dedicated service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer)

Date: January 30, 2012